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                             WASHINGTON, D.C. 20549

                                ---------------

                                   FORM 10 A-1

                   GENERAL FORM FOR REGISTRATION OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF
                       the securities exchange act of 1934

                                 ---------------

                          LYNCH INTERACTIVE CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                                              06-1458056
         --------                                              ----------
(State or other jurisdiction)                                 (I.R.S. Employer
 of incorporation or organization)                        Identification Number)

401 Theodore Fremd Avenue
    Rye, New York                                                        10580
------------------------                                                 -----
(Address of principal executive offices)                             (Zip Code)

               Registrant's telephone number, including area code:
                                 (914) 921-7601
                                 --------------

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                               Name of each exchange on which
to be so registered                               each class is to be registered
 Common Stock,                                        American Stock Exchange
par value $.0001 per share

Securities to be registered pursuant to Section 12(g) of the Act:

                                 None
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                          LYNCH INTERACTIVE CORPORATION

                I. INFORMATION INCLUDED IN INFORMATION STATEMENT
                    AND INCORPORATED IN FORM 10 BY REFERENCE

               CROSS-REFERENCE SHEET BETWEEN INFORMATION STATEMENT
                              AND ITEMS OF FORM 10

ITEM NO. IN
INFORMATION STATEMENT                                                  CAPTION

1.   Business.  . . . . .  .  . .  ."Summary";  "Interactive";  "Risk  Factors";
     "Business of Interactive"; and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

2. Financial Information. . . "Summary"; "Selected Financial Data"; and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

3.   Properties. . . . . . . . . . . . "Business of Interactive."

4.   Security Ownership of Certain Beneficial Owners and Management. . . . . . .
     . . . . "Principal Stockholders of Interactive."

5.   Directors  and  Executive  Officers.  . .  . . . . . . . . . .  ."Executive
     Officers and Directors of Interactive."

6. Executive Compensation. . . "Summary"; "Relationship Between Lynch and Interactive After the Spin Off"; Executive Officers and Directors of Interactive"; and "Corporate Expense."

7. Certain Relationships and Related Transactions. . . . . "Summary"; "Relationship Between Lynch and Interactive After the Spin Off"; "Corporate Expense"; and "Transactions With Certain Affiliated Persons."

8.   Legal Proceedings. . . . . . . "Business of Interactive."

9.   Market Price of and Dividends on the Registrant's Common Equity and Related
     Stock-  holder  Matters.  . . . . . . . . .  ."Summary";  and  "Listing and
     Trading of Interactive Stock."

11. Description of Registrant's Securities to be Registered. . "Summary"; "Listing and Trading of Interactive Common Stock"; and "Description of the Capital Stock of Interactive."

12.  Indemnification of Directors and Officers.  . . . . . . . . . . ."Executive
     Officers and Directors of Interactive."

13.  Financial  Statements  and  Supplementary  Data..  . .  . . . .  "Summary";
     "Selected Financial Data"; and "Management's Discussion and Analysis of Financial Condition and Results of Operations." 15. Financial Statements
     and Exhibits . . . . . . . . . . . . . "Selected Financial Data"; "Index to
     Combined Financial Statements"; and "Financial Statements."

              II. INFORMATION NOT INCLUDED IN INFORMATION STATEMENT

ITEM 10.  RECENT SALES OF UNREGISTERED SECURITIES

Lynch Interactive Corporation was incorporated in 1996 under the laws of the State of Delaware and issued 2 shares of its Common Stock to Lynch at that tine. Immediately prior to the Spin Off, it will issuance 1,412,381 shares of its Common Stock to Lynch. Such issuances were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof because such issuance did not involve any public offering of securities.

ITEM 14. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

         None.

ITEM 15.          FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statement Schedules

                  Schedule  II  -  Valuation  and   Qualifying   Accounts  Lynch
                  Interactive Corporation for the Six Months Ended June 30, 1999 and Years Ended December 31, 1998, 1997 and 1996.

         (b)      Exhibits:

2.                Separation Agreement**

3.1               Amended and Restated Certificate of Incorporation of
                  Interactive**

3.2               By-laws of Interactive**

4.1               Specimen Common Share certificate**

4.2 Amended and Restated Certificate of Incorporation of Interactive (filed as Exhibit 3.1 hereto)

4.3 By-laws of Interactive as amended (filed as Exhibit 3.2 hereto)

4.4 Mortgage, Security Agreement and Financing Statement among Haviland Telephone Company, Inc., the United States of America and the Rural Telephone Bank.**

4.5 Restated Mortgage, Security Agreement and Financing Statement between Western New Mexico Telephone Company, Inc. and the United States of America.**

                  Registrant, by signing this Form 10, agrees to furnish to the Securities and Exchange Commission a copy of any long-term debt instrument where the amount of the securities authorized thereunder does not exceed 10% of the total assets of the Registrant on a consolidated basis.

10(a) Partnership Agreement, dated March 11, 1987, between Lombardo Communications, Inc. and Lynch Entertainment Corporation (incorporated by reference to Exhibit 10(e) of the Lynch Corporation ("Lynch")'s Annual Report on Form 10-K for the year ended December 31, 1987).

*10(b)            Lynch  Corporation   401(k)  Savings  Plan   (incorporated  by
                  reference to Exhibit 10(b) to Lynch's Report Form 10-K for the year ended December 31, 1995).

10(c) Shareholders Agreement among Capital Communications Company, Inc., Lombardo Communications, Inc. and Lynch Entertainment Corporation II (incorporated by reference to Exhibit 10 of Lynch's Form 8-K, dated March 14, 1994).

10(d)(i) Loan Agreement, dated as of November 6, 1995, between Lynch PCS Corporation A and Aer Force Communications L.P. (now Fortunet Wireless, L.P.) (plus four similar loan agreements with Fortunet Wireless, L.P.) (incorporated by reference to
                  Exhibit 10(w) to Lynch's Form 10-K for the year ended December 31, 1995.

10(d)(ii)         Amendment No. 1 to the Loan Agreement, dated as of November 6,
                  1995,  referred to in 10(d)(i)  incorporated  by  reference to
                  Exhibit 10(a) to Lynch's Form 10-Q for quarter ended March 31,
                  1996).

10(e)(i) Letter Agreement, dated as of August 12, 1996, between Rivgam Communicators, L.L.P. and Lynch PCS Corporation G (incorporated by reference to Exhibit 10(u)(ii) to Lynch's Form 10-K for the year ended December 31, 1996).

10(f)(ii)         Letter Agreement dated as of December 16, 1998, between Rivgam
                  Communicators,    L.L.P.   and   Lynch   PCS   Corporation   G
                  (incorporated  by  reference  in Exhibit  10(u)(iv) to Lynch's
                  Form 10-K for the year ended December 31, 1998).

10(f) Letter Agreement between Lynch PCS Corporation G and Bal/ Rivgam, L.L.C. (incorporated by reference to Exhibit 10(x) to Lynch's Form 10Q for the Quarter ended September 30,
                  1997).

10(g) Letter Agreement, dated January 20, 1998, between Lynch PCS Corporation G and BCK/Rivgam, L.L.C. (incorporated by reference to Exhibit 10(y) to Lynch's Form 10-K for the year ended December 31, 1997).

*10(h) Employment Agreement, dated February 2, 1998, between Registrant and Mark Feldman (incorporated by reference to Exhibit 10(z) to Lynch's Form 10-K for the year ended December 31, 1997.

 10(i)            Lease Agreement between Lynch and Gabelli Funds, Inc.
                  (incorporated by reference to Exhibit 10(a)(a) to Lynch's Form 10-Q for the Quarter ended March 31, 1998).

10(j) Letter Agreement dated November 11, 1998, between Registrant and Gabelli & Company, Inc. (incorporated by reference to
                  Exhibit 10(c)(c) to Lynch Form 10-K for the year ended December 31, 1998).

10(k)             Separation Agreement (filed as Exhibit 2 hereto)**

10(l) Agreement and Plan of Merger dated as of May 25, 1999, among Central Scott Telephone Company, Brighton Communications Corporation and Brighton Iowa Acquisition Corporation (schedules omitted) (incorporated by reference to Exhibit 10.1 to Lynch's Form 8-K dated July 16, 1999). Registrant agrees to furnish to the Securities and Exchange Commission the schedules upon receipt.

21                List of Subsidiaries of Interactive**

27                Financial Data Schedule **

99.1              Interactive Information Statement dated August 19, 1999**

99.2 Report of McGladrey & Pullen, L.L.P. on the Financial Statements of Capital Communications Company, Inc. for the year ended December 31, 1997.++

99.3 Report of McGladrey & Pullen, L.L.P. on the Financial Statements of Coronet Communications Company for the year ended December 31, 1997.++

99.4 Report of Frederick & Warinner on the Financial Statement of CLR Video, L.L.C. for the years ended December 31, 1997 and 1996.++

99.5 Report of McGladrey & Pullen, L.L.P. on the Financial Statements of Capital Communications Company, Inc. for the years ended December 31, 1996 and 1995.**

99.6 Report of McGladrey & Pullen L.L.P. on the Financial Statements of Coronet communications Company for the years ended December 31, 1996 and 1995.**

99.7 Report of Jackson Mackowiak Moore & Myott, LLP on the Financial Statements of Dunkirk and Fredonia Telephone Company for the period from November 26, 1996 through December 31, 1996.**

99.8 Report of Ernst & Young LLP on the Combined Financial Statements and Schedule of Lynch Interactive Corporation for the three years ended December 31, 1998.**

++    Filed with Form 10
**     Filed herewith
*      Employee compensation document.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                          Lynch Interactive Corporation
                                                 (Registrant)
                                                  By: /s/ Robert E. Dolan
                                                  Name:   Robert E. Dolan
Date: August 18, 1999                             Title:    President

                 SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
                          LYNCH INTERACTIVE CORPORATION
                   FOR THE SIX MONTHS ENDED JUNE 30, 1999 AND
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996


                          Column A    Column B     Column C     Column D     Column E
                                           ADDITIONS
                                      CHARGED      CHARGED
                           BALANCE   TO COSTS       OTHER                     BALANCE
                          BEGINNING     AND        ACCOUNTS    DEDUCTIONS     END OF
                          OF PERIOD  EXEPNSES      DESCRIBE   - DESCRIBE      PERIOD
                          --------- ---------      --------    ---------      --------
SIX MONTHS ENDED JUNE 30,
1999 ALLOWANCE FOR
UNCOLLECTIBLE ACCOUNTS ..   $320,000   $178,000   $      0      $210,000(B)   $288,000

YEAR ENDED DECEMBER 31,
1998 ALLOWANCE FOR
UNCOLLECTIBLE ACCOUNTS ..   $286,000   $409,000   $      0      $375,000(B)   $320,000

YEARS ENDED DECEMBER 31,
1997 ALLOWANCE FOR
UNCOLLECTIBLE ACCOUNTS ..   $182,000   $436,000   $      0      $332,000(B)   $286,000

YEAR ENDED DECEMBER 31,
1996 ALLOWANCE FOR
UNCOLLECTIBLE ACCOUNTS ..   $177,000   $283,000   $ 75,000(A)   $353,000(B)   $182,000

(A) ALLOCATION OF PURCHASE PRICE OF ACQUIRED COMPANY
(B) UNCOLLECTIBLE ACCOUNTS WRITTEN OFF ARE NET OF RECOVERIES

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 - - - - - - - -

                                   EXHIBITS TO

                                     FORM 10

                   GENERAL FORM FOR REGISTRATION OF SECURITIES
                                      UNDER
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 - - - - - - - -

                          Lynch Interactive Corporation
             (Exact name of registrant as specified in its charter)

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EXHIBIT NO.                DESCRIPTION

         (b)   Exhibits:

2.                Separation Agreement**

3.1               Amended and Restated Certificate of Incorporation of
                  Interactive**

3.2               By-laws of Interactive**

4.1               Specimen Common Share certificate**

4.2 Amended and Restated Certificate of Incorporation of Interactive (filed as Exhibit 3.1 hereto)

4.3 By-laws of Interactive as amended (filed as Exhibit 3.2 hereto)

4.4 Mortgage, Security Agreement and Financing Statement among Haviland Telephone Company, Inc., the United States of America and the Rural Telephone Bank.**

4.5 Restated Mortgage, Security Agreement and Financing Statement between Western New Mexico Telephone Company, Inc. and the United States of America.**

                  Registrant, by signing this Form 10, agrees to furnish to the Securities and Exchange Commission a copy of any long-term debt instrument where the amount of the securities authorized thereunder does not exceed 10% of the total assets of the Registrant on a consolidated basis.

10(a) Partnership Agreement, dated March 11, 1987, between Lombardo Communications, Inc. and Lynch Entertainment Corporation (incorporated by reference to Exhibit 10(e) of the Lynch Corporation ("Lynch")'s Annual Report on Form 10-K for the year ended December 31, 1987).

*10(b)            Lynch  Corporation   401(k)  Savings  Plan   (incorporated  by
                  reference to Exhibit 10(b) to Lynch's Report Form 10-K for the year ended December 31, 1995).

10(c) Shareholders Agreement among Capital Communications Company, Inc., Lombardo Communications, Inc. and Lynch Entertainment Corporation II (incorporated by reference to Exhibit 10 of Lynch's Form 8-K, dated March 14, 1994).

10(d)(i) Loan Agreement, dated as of November 6, 1995, between Lynch PCS Corporation A and Aer Force Communications L.P. (now Fortunet Wireless, L.P.) (plus four similar loan agreements with Fortunet Wireless, L.P.) (incorporated by reference to
                  Exhibit 10(w) to Lynch's Form 10-K for the year ended December 31, 1995.

10(d)(ii)         Amendment No. 1 to the Loan Agreement, dated as of November 6,
                  1995,  referred to in 10(d)(i)  incorporated  by  reference to
                  Exhibit 10(a) to Lynch's Form 10-Q for quarter ended March 31,
                  1996).

10(e)(i) Letter Agreement, dated as of August 12, 1996, between Rivgam Communicators, L.L.P. and Lynch PCS Corporation G (incorporated by reference to Exhibit 10(u)(ii) to Lynch's Form 10-K for the year ended December 31, 1996).

10(f)(ii)         Letter Agreement dated as of December 16, 1998, between Rivgam
                  Communicators,    L.L.P.   and   Lynch   PCS   Corporation   G
                  (incorporated  by  reference  in Exhibit  10(u)(iv) to Lynch's
                  Form 10-K for the year ended December 31, 1998).

10(f) Letter Agreement between Lynch PCS Corporation G and Bal/ Rivgam, L.L.C. (incorporated by reference to Exhibit 10(x) to Lynch's Form 10Q for the Quarter ended September 30,
                  1997).

10(g) Letter Agreement, dated January 20, 1998, between Lynch PCS Corporation G and BCK/Rivgam, L.L.C. (incorporated by reference to Exhibit 10(y) to Lynch's Form 10-K for the year ended December 31, 1997).

*10(h) Employment Agreement, dated February 2, 1998, between Registrant and Mark Feldman (incorporated by reference to Exhibit 10(z) to Lynch's Form 10-K for the year ended December 31, 1997.

10(i)             Lease Agreement between Lynch and Gabelli Funds, Inc.
                  (incorporated by reference to Exhibit 10(a)(a) to Lynch's Form 10-Q for the Quarter ended March 31, 1998).

10(j) Letter Agreement dated November 11, 1998, between Registrant and Gabelli & Company, Inc. (incorporated by reference by
                  Schedule 10(c)(c) to Lynch's Form 10-K for the year ended December 31, 1998).

10(k)             Separation Agreement (filed as Exhibit 2 hereto)**

10(l) Agreement and Plan of Merger dated as of May 25, 1999, among Central Scott Telephone Company, Brighton Communications Corporation and Brighton Iowa Acquisition Corporation (schedules omitted) (incorporated by reference to Exhibit 10.1 to Lynch's Form 8-K dated July 16, 1999). Registrant agrees to furnish to the Securities and Exchange Commission the schedules upon receipt.

21                List of Subsidiaries of Interactive**

27                Financial Data Schedule**

99.1              Interactive Information Statement dated August 19, 1999**


99.2 Report of McGladrey & Pullen, L.L.P. on the Financial Statements of Capital Communications Company, Inc. for the year ended December 31, 1997.++

99.3 Report of McGladrey & Pullen, L.L.P. on the Financial Statements of Coronet Communications Company for the year ended December 31, 1997.++

99.4 Report of Frederick & Warinner on the Financial Statement of CLR Video, L.L.C. for the years ended December 31, 1997 and 1996.++

99.5 Report of McGladrey & Pullen, L.L.P. on the Financial Statements of Capital Communications Company, Inc. for the years ended December 31, 1996 and 1995.**

99.6 Report of McGladrey & Pullen L.L.P. on the Financial Statements of Coronet Communications Company for the years ended December 31, 1996 and 1995.**

99.7 Report of Jackson Mackowiak Moore & Myott, LLP on the Financial Statements of Dunkirk and Fredonia Telephone Company for the period from November 26, 1996 through December 31, 1996.**

99.8 Report of Ernst & Young LLP on the Combined Financial Statements and Schedule of Lynch Interactive Corporation for the three years ended December 31, 1998.**

+      To be filed by amendment.
++     Filed with Form 10
**     Filed herewith
*      Employee compensation document.